Mairs and Power
Growth Fund, Inc.

3rd Quarter Report

September 30, 2007

November 9, 2007

To Our Shareholders:

THIRD QUARTER RESULTS

The third quarter proved to be a turbulent period for both bond and stock markets in response to the growing subprime mortgage crisis and new concerns over the future growth prospects for the economy. A strong late quarter stock market recovery prompted by a Federal Reserve policy change reducing interest rates, allowed returns to be positive for the entire period. For the quarter, the Growth Fund produced a return of 1.7% which was somewhat lower than comparable returns of 4.2% for the Dow Jones Industrial Average and 2.0% for the Standard & Poor's 500 Stock Index. However, the Fund compared favorably against a peer group average return of 1.5% for a universe of multi-cap core funds as reported by the Wall Street Journal.

For the first nine months, the Fund achieved a return of 10.0% compared to a greater return of 13.3% for the DJIA and a lesser 9.1% return for the S & P 500. The Fund also out-performed the majority of other comparable multi-cap core funds over the same period.

Recently released economic data for the third quarter showed a surprisingly strong 3.9% (preliminary basis) annual rate of growth for Gross Domestic Product despite continuing weakness in the housing sector. Consumer spending improved to a 3.0% annual rate from a relatively weak 1.4% showing in the second quarter. Business spending continued to be relatively strong with a 7.9% increase mainly as a result of a 12.3% rate of growth in nonresidential construction spending. Government spending remained firm with a 6.8% increase. Finally, exports increased a very strong 16.2% largely in response to the weak dollar and a relatively strong world economy. Preliminary figures suggest that corporate profits were disappointing as a consequence of lower earnings for home builders and oil companies plus very weak bank and brokerage firm results due to higher loan losses and subprime investment write-offs.

The Federal Reserve acted decisively on August 17th by lowering the discount rate by 1/2% in reaction to worsening subprime mortgage problems and overall market liquidity concerns. This move was later followed by a similar drop in the Fed overnight funds rate at the regularly scheduled meeting on September 18th. An additional 1/4% reduction in both rates was announced more recently on October 31st. Because of lingering inflation concerns, longer term rates have remained relatively stable during this period of falling short-term rates.

The stock market initially reacted quite favorably to the Fed easing, thereby allowing returns for most indices to be positive for the quarter. As might be expected, growing worries about the impact of subprime mortgage problems and liquidity issues on future economic growth weighed heavily on both the financial and consumer discretionary sectors of the market. Energy, information technology and certain other industrial sectors showed the best performance. Large-cap issues also seemed to perform better than their mid and small-cap counterparts. Among holdings in the Fund, Daktronics (+26.7%), Donaldson (+17.5%), Stratasys (+17.3%) and Emerson Electric (+13.7%) performed the best while Briggs & Stratton (-20.2%), MoneyGram Int'l (-19.2%), Super Valu (-15.8%), and Pentair (-14.0%) performed the worst.

Future Outlook

Considering the magnitude of and the as yet unknown fall-out from the subprime mortgage loan problem, the economic outlook seems anything but clear at the moment. Consumer spending may begin to reflect these uncertainties at some point despite holding up very well so far. The consumer also faces the headwind of a steady rise in energy prices which in turn erodes purchasing power. However, all the news is not negative. Such countervailing factors as favorable employment trends, continuing productivity growth and strong foreign economic growth may be enough to keep the U. S. economy from slipping into a recession.

Unless the economic outlook deteriorates significantly from where we are today, further easing by the Fed seems unlikely given the recent weakness in the dollar and the potential for a re-kindling of inflation fears. In fact, the reaction of the longer end of the interest rate curve to recent Fed action already suggests a growing concern over the future outlook for inflation. Consequently, future Fed options may be more limited looking ahead than most market observers realize.

With the stock market as measured by the S & P 500 having declined nearly 8.0% from recent third quarter highs, some of the future uncertainties seem to have already been reflected in current prices. More importantly, valuation levels appear quite reasonable on a historical basis relative to prevailing interest rate levels at 15x estimated 2008 earnings. The recent pick-up in volatility is expected to continue, at least over the near term, considering the uncertainties in the economic outlook together with a shorter time horizon on the part of a growing number of investors.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

FUND PERFORMANCE (unaudited)

Ten years of investment performance (through September 30, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	16.31%	15.24%	10.85%	13.83%
S&P 500	16.44%	15.45%	6.57%	10.59%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND PERFORMANCE (unaudited)  September 30, 2007

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$84.39
Expense Ratio (June 30, 2007)	0.68%
Portfolio Turnover Rate (June 30, 2007)	1.48%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Emerson Electric Co.	4.8%
3M Co.	4.7
Medtronic, Inc.	4.4
Target Corp.	4.4
Wells Fargo & Co.	4.1
The Toro Company	3.7
EcoLab Inc.	3.6
General Electric Co.	3.5
Donaldson Co., Inc.	3.5
The Valspar Corp.	3.4

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.5%
Health Care	19.2%
Financial	15.3
Technology	14.6
Basic Industries	12.6
Capital Goods	11.0
Consumer Cyclical	9.3
Diversified	8.2
Consumer Staple	6.5
Transportation	0.8
Short-Term Investments*	2.5
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2007

Shares	Security Description	Market Value
	COMMON STOCKS 97.5%
	BASIC INDUSTRIES 12.6%
2,209,000	Bemis Co., Inc.	$64,303,990
2,120,000	Ecolab Inc.	100,064,000
3,200,000	H.B. Fuller Co. (b)	94,976,000
3,500,000	The Valspar Corp.	95,235,000
		354,578,990
	CAPITAL GOODS 11.0%
2,330,000	Donaldson Co., Inc.	97,300,800
2,095,000	Graco Inc.	81,935,450
100,000	Fastenal Co.	4,541,000
1,136,700	MTS Systems Corp. (b)	47,286,720
2,320,000	Pentair, Inc.	76,977,600
		308,041,570
	CONSUMER CYCLICAL 9.3%
660,000	Briggs & Stratton Corp.	16,618,800
430,000	G&K Services, Inc. – Cl A	17,286,000
1,950,000	Target Corp.	123,961,500
1,750,000	The Toro Co.	102,952,500
		260,818,800
	CONSUMER STAPLE 6.5%
1,560,000	General Mills, Inc.	90,495,600
1,840,000	Hormel Foods Corp.	65,835,200
678,000	SUPERVALU Inc.	26,448,780
		182,779,580
	DIVERSIFIED 8.2%
2,380,000	General Electric Co.	98,532,000
1,400,000	3M Co.	131,012,000
		229,544,000
	FINANCIAL 15.3%
1,260,000	Associated Banc-Corp.	37,333,800
770,000	MoneyGram International Inc.	17,394,300
910,000	Principal Financial Group, Inc.	57,411,900
3,070,000	TCF Financial Corp.	80,372,600
680,000	The Travelers Companies, Inc.	34,231,200

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL (continued)
2,720,000	U.S. Bancorp	$88,481,600
3,230,000	Wells Fargo & Co.	115,052,600
		430,278,000
	HEALTH CARE 19.2%
100,000	Amgen, Inc. (a)	5,657,000
1,520,000	Baxter International Inc.	85,545,600
1,360,000	Johnson & Johnson	89,352,000
2,200,000	Medtronic, Inc.	124,102,000
780,000	Patterson Cos., Inc. (a)	30,115,800
2,550,000	Pfizer Inc.	62,296,500
1,570,000	St. Jude Medical, Inc. (a)	69,189,900
770,000	SurModics, Inc. (a)	37,737,700
440,000	Techne Corp. (a)	27,755,200
90,000	Zimmer Holdings, Inc. (a)	7,289,100
		539,040,800
	TECHNOLOGY 14.6%
1,000,000	ADC Telecommunications, Inc. (a)	19,610,000
1,690,000	Ceridian Corp. (a)	58,710,600
1,500,000	Corning Inc.	36,975,000
440,000	Daktronics, Inc.	11,976,800
2,540,000	Emerson Electric Co.	135,178,800
1,583,750	Honeywell International Inc.	94,185,613
1,490,000	Intel Corp.	38,531,400
490,000	Stratasys, Inc. (a)	13,504,400
		408,672,613
	TRANSPORTATION 0.8%
290,000	United Parcel Service, Inc. – Cl B	21,779,000
	TOTAL COMMON STOCKS (cost $1,720,396,835)	$2,735,533,353

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2007

Shares	Security Description	Market Value
	SHORT-TERM INVESTMENTS 2.4%
56,872,085	First American Prime Obligations Fund, Class Z	$56,872,085
12,068,537	Merrill Lynch Premier Institutional Money Market Fund	12,068,537
	TOTAL SHORT-TERM INVESTMENTS (cost $68,940,622)	$68,940,622
	TOTAL INVESTMENTS 99.9% (cost $1,789,337,457)	$2,804,473,975
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	1,635,738
	TOTAL NET ASSETS 100%	$2,806,109,713

(a)  Non-income producing.

(b)  Affiliated company.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2007

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Fund's Board of Directors, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of September 30, 2007, no securities in the Fund were valued using this method.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At September 30, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $1,015,136,518 of which $1,032,643,921 represented appreciated investment securities and $17,507,403 represented depreciated investment securities.

Transactions with affiliated companies

The Fund owns 5% or more of the voting securities of the following companies as of September 30, 2007. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/06	Purchases	Sales	Balance 09/30/07	Value at 09/30/07
H.B. Fuller Co.	3,450,000	—	250,000	3,200,000	$94,976,000
MTS Systems Corp.	1,211,700	—	75,000	1,136,700	47,286,720
					$142,262,720

Mairs and Power Growth Fund, Inc.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice-President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director